UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2004

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas Trust & Securities Services – GDS 60 Wall Street 27th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

(615) 835-2749

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant

Effective December 15, 2004, Eide Bailly LLP (“Eide Bailly”) resigned as independent certified public accountants to Mesabi Trust (the “Trust”) due to Eide Bailly’s de minimis involvement in the preparation of the Trust’s financial statements.  On that same date, the Trust engaged Gordon, Hughes & Banks, LLP (“GHB”) to act as independent certified public accountants for the Trust for each of the quarters and year-to-date periods ended April 30, 2004, July 31, 2004 and October 31, 2004.  The decision to change accountants was unanimously made by the Trustees of the Trust.  The Trustees are in the process of evaluating public accounting firms to engage as the Trust’s independent certified public accountants for its fiscal year ending January 31, 2005.

The reports of Eide Bailly on the Trust’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Trust’s two most recent fiscal years and during any subsequent interim periods preceding this change in accountants:

•                                          There have been no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years.

•                                          There have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933; and

•                                          Neither the Trust nor anyone on its behalf has consulted GHB regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements.

The Trust has provided a copy of this disclosure to Eide Bailly and has requested that Eide Bailly furnish it with a letter addressed to the Securities and Exchange Commission stating whether Eide Bailly agrees with the above statements.  A copy of this letter, dated December 17, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.02                                             Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Trust was also advised by Eide Bailly on December 15, 2004 that the Independent Accountant’s Review Reports filed in conjunction with the Trust’s Quarterly Reports on Form 10-Q for each of the quarters ended April 30, 2004 and July 31, 2004 should no longer be relied upon as Eide Bailly was not “independent” due to its de minimis involvement in the preparation of the Trust’s financial statement for these two quarters.

Neither the Trustees nor Eide Bailly are aware of any inaccuracies or errors in the financial statements for the quarters ended April 30, 2004 and July 31, 2004, and therefore neither has concluded that such financial statements cannot be relied upon.  Rather, Eide Bailly’s review of such financial statements cannot be relied upon as being “independent” due to Eide Bailly’s de minimis involvement in their preparation.

The Trustees have discussed with Eide Bailly and GHB the matters disclosed in this Item 4.02.  In connection with its engagement as independent accountants to the Trust for the first three quarters of its fiscal year ending January 31, 2005, GHB will be reviewing the financial statements for each of the quarters and year-to-date periods ended April 30, 2004 and July 31, 2004.  The Trust expects to file GHB’s Independent Accountant’s Review Reports as amendments to the respective Quarterly Reports on Form 10-Q for these two quarters once they have been provided by GHB.

The Trust has provided a copy of this disclosure to Eide Bailly and has requested that Eide Bailly furnish it with a letter addressed to the Securities and Exchange Commission stating whether Eide Bailly agrees with the above statements.  A copy of this letter, dated December 17, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

16.1                           Letter from Eide Bailly LLP addressed to the Securities and Exchange Commission dated December 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Rodney Gaughan
Rodney Gaughan
Assistant Vice President
Deutsche Bank Trust Company Americas
Dated: December 20, 2004